Exhibit 10.35

2801 North Loop West

LEASE AGREEMENT

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

THIS LEASE AGREEMENT (“Lease” or “Lease Agreement”) is made and entered into by and between the DANIEL CHILDRENS 1991 TRUST, the LUCY HUGHES ABELL 1991 TRUST, the SAM HOUSTON ABELL 1991 TRUST, the JBG CHILDRENS 1991 TRUST, the HUTTON GREGORY GOODMAN 1990 TRUST, the HANNAH JANE GOODMAN 1990 TRUST, the MARY JANE GOODMAN 1990 TRUST and the HAROLD VITERBO GOODMAN, II 1990 TRUST, hereinafter collectively referred to as “Lessor”, and GOODMAN MANUFACTURING COMPANY, L.P., a Texas limited partnership, hereinafter referred to as “Lessee”;

W I T N E S S E T H:

I.

1.1. LEASED PREMISES: Subject to and upon the terms, provisions and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, Lessor has demised and leased and by these presents does demise and lease, exclusively unto Lessee, and Lessee hereby rents and leases from Lessor, the following:

Two tracts of land containing 2.2847 acres and 0.5428 acres, respectively, more or less, in Harris County, Texas, being more particularly described on Exhibit “A” attached hereto and made a part hereof for all purposes; together with all buildings and improvements now or hereafter located thereon;

hereinafter collectively called the “Leased Premises”, which term shall include the buildings and all other improvements now or hereafter located upon the above described land. Such buildings and improvements which are now or may hereafter be a part of the Leased Premises are sometimes hereinafter collectively called the “Improvements”.

1.2. USE: The Leased Premises are to be used and occupied by Lessee for all lawful purposes, subject, however, to compliance with any restrictive or protective covenants covering the Leased Premises or any portion thereof.

II.

2.1. TERM: Subject to and upon the terms and conditions set forth herein, this Lease shall continue in force for a term of twenty (20) years, commencing December 1, 1994 and ending November 30, 2014, unless sooner terminated as hereinafter provided.

III.

3.1. RENTAL: As consideration for the use and occupancy of, and as rental for, the Leased Premises, Lessee promises and agrees to pay Lessor, while this Lease remains in force and effect during the term hereof, and in the manner hereinafter provided, and subject to the terms, provisions and conditions hereinafter set forth, a lease rental as follows:

	Period	Annual Rental	Monthly Rental
(a)	December 1, 1994 through November 30, 1999	$129,600.00	$10,800.00
(b)	December 1, 1999 through November 30, 2000	$158,400.00	$13,200.00
(c)	December 1, 2000 through November 30, 2001	$166,320.00	$13,860.00
(d)	December 1, 2001 through November 30, 2002	$174,240.00	$14,520.00
(e)	December 1, 2002 through November 30, 2003	$182,160.00	$15,180.00
(f)	December 1, 2003 through November 30, 2004	$190,080.00	$15,840.00
(g)	December 1, 2004 through November 30, 2014	$198,000.00	$16,500.00

The monthly installments shall be payable each calendar month in advance, without demand, notice, or offset during the term hereof; provided that if the first and last months of the term hereof are partial months (i) the first monthly rental payment shall be reduced to and shall be the proportionate part of the monthly rental owed for the number of days between the commencement of the term hereof and the last day of the month in which such commencement occurs; and (ii) the last monthly rental payment shall be reduced to and shall be the proportionate part of the monthly rental owed for the number of days between the first day of the final calendar month of the term hereof and the last day of the term hereof. Such first monthly installment of rental shall be due and payable on the date hereof and succeeding payments of monthly rental shall be due and payable on the first day of each calendar month thereafter during the full term of this Lease.

3.2. PLACE OF PAYMENT: Lessee shall pay all rental and other sums payable by Lessee to Lessor pursuant to the terms hereof to Lessor at Lessor’s address hereinafter set forth or to such other address as Lessor may designate in writing from time to time during the term hereof.

IV.

4.1. LESSOR’S MAINTENANCE: Lessor shall have no obligation whatsoever to maintain or repair any portion of the Leased Premises, including but not limited to fences, equipment, parking lots, landscaping or the Improvements.

4.2. LESSEE’S MAINTENANCE: Lessee, at its sole cost, risk, expense and liability shall keep and maintain in good repair all of the Leased Premises and shall take good care of the grounds, paving, fencing, property and Improvements and suffer no waste. When used herein, the term “repair” shall include all necessary replacements, renewals, alterations, additions, betterments and any work ordinarily required as a condition to the continued use of the Leased Premises, or any work required by any order of any governmental agency. All repairs made by Lessee shall be equal in quality and class to the original work. If Lessee fails to make such repairs or replacements promptly, Lessor may, at its option, make such repairs or replacements and Lessee shall repay the cost thereof to Lessor on demand.

4.3. INDEMNITY: Lessee shall indemnify and save Lessor harmless of, from and against any and all claims, demands, actions, losses, costs or expenses, including attorneys’ fees, court costs and other expenses of litigation (collectively referred to hereafter as “claims”) of any nature whatever, arising out of or in any way connected with (i) any work or thing done in, on or about the Leased Premises; (ii) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Leased Premises or any part thereof, or any street, alley, sidewalk, curb, passageway or space adjacent thereto; (iii) any act or forbearance on the part of Lessee or any of its agents, contractors, servants, employees, subtenants, licensees or invitees or any other person acting with the consent of Lessee; (iv) any failure by Lessee to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease; (v) any action or proceeding brought against Lessor in any way related to or connected with the use of the Leased Premises, and any activity being conducted thereon; and (vi) any accident, injury or damage to any person or property occurring in, on or about or adjacent to the Leased Premises, or arising out of any act or forbearance occurring thereon. Lessee’s agreements to indemnify and save Lessor harmless as set forth in this paragraph 4.3 are and shall be and remain effective throughout the entire term of this Lease and any renewals and extensions of same, notwithstanding the fact that Lessor (i) may be present on the Leased Premises and/or (ii) is or may become an officer, director and/or shareholder of Lessee, throughout all or any portion or portions of such term.

4.4. ALTERATIONS: Lessee shall make no major change or alteration in, or improvements to, the Leased Premises or the Improvements without the prior written consent of Lessor. Lessee may make such non-major or non-structural alterations, changes and improvements in or upon the interior of the buildings during the term hereof as it may desire, all at its sole cost, risk, expense and liability. All trade fixtures, appliances, and other equipment and property placed or installed in or on the Leased Premises by Lessee which may be removed without damage to the Improvements shall remain the property of Lessee and may, if Lessee is not in default of any of Lessee’s obligations hereunder, be removed by the Lessee prior to the expiration of the term of this Lease. All other additions or improvements which might be placed on or installed in the Leased Premises by Lessee and which cannot be removed without damage to the Improvements shall become a part of the realty belonging to Lessor and remain thereon after termination of this Lease.

4.5. RIGHT OF ENTRY: Lessor or Lessor’s representative shall have the right at all reasonable times during the term of this Lease to enter upon any part of the Leased Premises for the purpose of determining whether the conditions and covenants contained in this Lease are being kept and performed.

4.6. UTILITIES, SUPPLIES: Lessee shall pay all costs of water, gas, electricity, air conditioning, telephone and all other utilities used by Lessee on the Leased Premises, and shall further pay all maintenance costs in connection therewith. Lessee shall also furnish all janitorial services, maintenance services, security services and supplies required or used on the Leased Premises.

4.7. COMPLIANCE WITH LAW: Lessee shall promptly execute, fulfill and comply with all valid laws, rules and regulations made by any competent governmental authority which are applicable to the use, condition or occupancy of the Leased Premises (regardless of whether or not such laws, rules or regulations have to do with Lessee’s use or occupancy of the Leased Premises) , and all orders and requirements imposed by any health, sanitation and police departments for the correction, prevention and abatement of nuisances in or upon or connected with said premises because of Lessee’s use, non-use or occupancy thereof during the full term hereof, all at Lessee’s sole cost, risk and expense. Additionally Lessee shall make all alterations or improvements to the Leased Premises and otherwise operate the Leased Premises and take such action as is necessary to make the Leased Premises comply with the Americans with Disabilities Act of 1990, as amended (the “ADA”), regardless of whether the Leased Premises may comply therewith as of the date hereof. Lessee shall indemnify and save Lessor harmless of, from and against any and all claims, demands, actions, losses, costs or expenses, including attorneys’ fees, court costs and other expenses of litigation in connection with (i) any claim by any third party, including governmental authorities, that the Leased Premises do not comply with the ADA or (ii) any demand, order, ruling or decision by any governmental or judicial authority or court that requires compliance by the Leased Premises with the ADA in any manner.

4.8. Environmental; Condition of Leased Premises. Lessee shall not use or cause the Leased Premises or any part thereof to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process any Hazardous Materials except in strict compliance with all applicable laws, ordinances, codes, rules, orders or regulations of any Governmental Authority governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials (collectively, the “Environmental Regulations”). Neither shall Lessee cause as a result of any act or omission on the part of Lessee, a release of any Hazardous Materials which Lessee (or any employee, agent, contractor or supplier of Lessee) has introduced or has generated onto the Leased Premises or onto any other property. Lessee shall comply with all applicable Environmental Regulations and shall obtain and comply with any and all approvals, registrations or permits required of Lessee thereunder. Lessee shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other action required by law to clean up and remove all Hazardous Materials which Lessee (or any employee, agent, contractor of supplier of Lessee) has introduced or generated on, from, or affecting the Leased Premises or any part thereof (i) in accordance with all applicable Environmental Regulations, (ii) to the condition of the affected portion of the Leased Premises prior to the execution of this Lease and (iii) in accordance with the orders and directives of all Governmental Authorities having jurisdiction over the Leased Premises or Lessee or any act or omission of Lessee. Lessee shall promptly notify Lessor of Lessee’s receipt of any notice of a violation of any Environmental Regulations.

LESSEE ACKNOWLEDGES THAT LESSEE HAS PREVIOUSLY LEASED THE LEASED PREMISES, IS THOROUGHLY FAMILIAR WITH THE LEASED PREMISES AND BEEN GIVEN A REASONABLE OPPORTUNITY TO INSPECT AND INVESTIGATE THE LEASED PREMISES, EITHER INDEPENDENTLY OR THROUGH AGENTS OF LESSEE’S CHOOSING, AND THAT IN PURCHASING THE LEASED PREMISES, LESSEE IS NOT RELYING ON ANY REPRESENTATIONS OF LESSOR OR LESSOR’S AGENTS AS TO ITS FITNESS FOR ANY PARTICULAR USE, THE CONDITION OR SAFETY OF THE LEASED PREMISES AND/OR ANY IMPROVEMENTS THEREON, AND/OR THAT THE LEASED PREMISES AND/OR THE IMPROVEMENTS THEREON ARE IN COMPLIANCE WITH ANY CITY, COUNTY, STATE AND/OR FEDERAL STATUTES, CODES OR ORDINANCES. LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT LESSOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE LEASED PREMISES, (B) THE SUITABILITY OF THE LEASED PREMISES FOR ANY AND ALL ACTIVITIES AND USES WHICH LESSEE MAY CONDUCT THEREON, (C) THE COMPLIANCE OF OR BY THE LEASED PREMISES OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (D) THE HABITABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE LEASED PREMISES, (E) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE LEASED PREMISES, OR (F) ANY OTHER MATTER WITH RESPECT TO THE LEASED PREMISES, AND SPECIFICALLY, THAT LESSOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE LEASED PREMISES OF HAZARDOUS MATERIALS (AS DEFINED BELOW). AS BETWEEN LESSOR AND LESSEE, LESSEE SPECIFICALLY ASSUMES LIABILITY FOR THE EXISTENCE OF ANY HAZARDOUS MATERIALS ON OR UNDER THE LEASED PREMISES, INCLUDING WITHOUT LIMITATION ANY HAZARDOUS MATERIALS WHICH MAY BE ON OR UNDER THE LEASED PREMISES AS OF THE DATE OF THIS LEASE, WHETHER KNOWN OR UNKNOWN.

Lessee shall defend, indemnify, and hold harm Lessor, Lessor’s employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise (and including without limitation personal injury, death or property damage), arising out of, or in any way related to Hazardous Materials (including, without limitation, reasonable attorneys’ and consultant fees, investigation and laboratory fees, count costs and litigation expenses), AND INCLUDING WITHOUT LIMITATION ANY HAZARDOUS MATERIALS WHICH MAY BE ON OR UNDER THE LEASE PREMISES AS OF THE DATE HEREOF, REGARDLESS WHETHER LESSEE IS OR COULD BE AWARE OF THE EXISTENCE OF SUCH HAZARDOUS MATERIALS.

For purposes of this Lease, “Hazardous Materials” shall be deemed to include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials as defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended (42 U.S.C. §§9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. §§1801, et seq.), the Resource Conversation and Recovery Act, as amended (42 U.S.C. §§6901 et seq.), the Texas Solid Waste Disposal Act, as amended, and the regulations adopted pursuant thereto, or as defined in any other Environmental Regulations applicable to the Leased Premises or to Lessee or any act or omission of Lessee, and shall include without limitation gasoline, diesel fuel, or other petroleum hydrocarbons, asbestos and asbestos containing materials, in any form, whether friable or non-friable, polychlorinated biphenyls, radon gas, and any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Regulations, or any other applicable laws relating to the Leased Premises. “Governmental Authority” shall mean any federal, state or local governmental authority or agency.

The provisions of this Paragraph 48 shall survive the termination of this Lease.

V.

5.1. ASSIGNMENT OR SUBLEASE: Lessee shall not assign this Lease or sublet the Leased Premises, or any part thereof (including but not limited to any assignment by operation of law), without the prior written consent of Lessor, which consent shall not be unreasonably withheld, provided, however, that Lessor’s withholding of his consent to any proposed assignment or sublease on the grounds that, in Lessor’s good faith judgment, the proposed assignee or sublessee does not have a financial net worth equal or superior to that of Lessee as of the effective date of this Lease or does not have the ability to carry out and perform all of the terms and provisions of this Lease shall be deemed a reasonable withholding of such consent. Additionally, if the instruments securing any loan secured by the Leased Premises require the consent of Lessor’s Mortgagee, then Lessor’s consent shall be expressly contingent upon the consent of Lessor’s mortgagee, and Lessor shall not have any liability for the failure or refusal of such mortgagee to give such consent. In no event shall any such assignment or sublease ever release Lessee from any obligation or liability hereunder.

VI.

6.1. FIRE AND CASUALTY DAMAGE: In the event the Improvements are wholly or partially damaged or destroyed by fire, storm, tornado, or other casualty covered by the Texas Standard Form of fire and extended coverage insurance, Lessee shall give immediate notice to Lessor and to any mortgagee of whom Lessee has notice, and to any insurance carrier providing insurance coverage against such contingencies. Within a reasonable time after receipt of such notice, but in no event more than ninety (90) days thereafter, Lessor shall, at his expense, promptly commence to rebuild or repair the Improvements to substantially the condition in which they were immediately prior to the happening of the casualty, provided, however, Lessor’s responsibility with respect to such rebuilding or repairing shall be limited to the amount of the insurance proceeds actually made available to Lessor for such rebuilding and, except as provided below for the final five (5) years of the term of this Lease, Lessee shall be specifically liable for and obligated to pay to Lessor, on demand, any and all additional amounts reasonably required by Lessor, over and above the proceeds of any such insurance, to rebuild or repair the Improvements to substantially the condition in which they were immediately prior to the happening of such casualty. Additionally, in no event shall Lessor be required to repair or rebuild any property or improvements constructed by Lessee or belonging to Lessee on the Leased Premises. Neither the obligation that Lessee pay to Lessor any additional amounts needed to complete such repairs or rebuilding, nor the exception which relieves Lessee of such obligation during the final five (5) years of the term of this Lease, shall in any manner relieve Lessee of its obligation to maintain casualty insurance on the Improvements in the manner and with the coverage set forth in paragraph 9.2 below. Notwithstanding anything contained herein to the contrary, in the event the Improvements are wholly or partially damaged or destroyed by any such casualty loss during the final five (5) years of the term of this Lease (i) Lessor shall have the right and option, in his sole discretion, to terminate this Lease, if the estimated cost for rebuilding or repairing the Improvements, as reasonably determined by Lessor, shall exceed the sum of $10,000.00, and (ii) Lessee shall have the right and option, in its sole discretion, to terminate this Lease, if (x) the estimated cost for rebuilding or repairing the Improvements, as reasonably determined by Lessor, exceeds the proceeds payable by any applicable insurance and (y) Lessor does not agree to pay such excess. The options to terminate provided in the immediately preceding sentence shall be exercised by providing the non-exercising party with written notice of the exercising party’s election to terminate within thirty (30) days after the receipt by Lessor of the estimate to repair or rebuild the Improvements (or in the case of the termination right of Lessee, after written notice from Lessor to Lessee of such estimate and Lessor’s determination not to pay any excess costs of repair or rebuilding), whereupon this Lease shall terminate effective on the date of the occurrence of such casualty. The failure of either party to give written notice within such thirty (30) day period of an election to terminate shall be deemed a waiver by such party of the right to terminate this Lease. If Lessor fails to commence such rebuilding or repairing within ninety (90) days after notice of the occurrence of the damage or destruction or thereafter fails to complete the same within twelve (12) months after commencing such work, then at the option of Lessee, this Lease shall forthwith terminate upon thirty (30) days prior written notice given to Lessor on or after the expiration of such ninety (90) day or twelve (12) month period (whichever is applicable), unless Lessor commences or completes (whichever is applicable) such repair or rebuilding on or before the expiration of such thirty (30) day period in which event this Lease shall continue. Lessor shall not be liable to Lessee for any delay in commencing or completing such repair or rebuilding, Lessee’s right to terminate this Lease in the manner set forth herein being the sole remedy of Lessee for Lessor’s failure to commence such repair or rebuilding within such thirty (30) day period or to complete such repair or rebuilding within such twelve (1) month period. The rental payable hereunder shall abate in proportion to the extent to which such damage renders the Leased Premises untenantable or unsuitable for the purposes for which the Leased Premises are hereby leased; and if such damage is so extensive as to render the Leased Premises completely untenantable or unsuitable for such purposes, the rent shall completely cease and abate until Lessor has repaired or restored the Improvements as provided herein.

VII.

7.1. DEFAULT: The following events shall be deemed to be events of default by Lessee under this Lease:

(a) Lessee shall fail to pay any installment of the rent or any other sums due hereunder, when due.

(b) Lessee shall fail to comply with any term, provision, or covenant of this Lease.

(c) Lessee shall make an assignment for the benefit of creditors.

(d) Lessee shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or Lessee shall be adjudged bankrupt or insolvent in proceedings filed against Lessee thereunder and such adjudication shall not be vacated or set aside or stayed within the time permitted by law. This Lease is and shall be construed as a lease of “nonresidential real property” as such term is used in Sections 365 (d) (3) & (4) of the Bankruptcy Code.

(e) A receiver or trustee shall be appointed for all or substantially all of the assets of Lessee and that receivership shall not be terminated or stayed within thirty (30) days after such appointment.

No waiver by Lessor of any default or breach of any term, condition, or covenant of this Lease shall be deemed to be a waiver of any other breach of the same or any other term, condition, or covenant contained herein.

7.2. REMEDIES: Upon the occurrence of any event of default specified in paragraph 7.1 above, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

(a) Terminate this Lease, in which event Lessee shall immediately surrender possession of the Leased Premises to Lessor, and if Lessee fails to do so, Lessor may without prejudice to any other remedy which it may have for default hereunder or arrearages in rent, enter upon and take possession of the Leased Premises and remove all persons and Lessee’s property therefrom (using such force as may be reasonably necessary) without being deemed guilty of any manner of trespass.

(b) Enter upon and take possession of the Leased Premises and expel or remove Lessee and any other occupant therefrom (using such force as may be reasonably necessary) without having terminated this Lease, without being deemed guilty of any manner of trespass and without prejudice to any other remedy which it may have for default hereunder or arrearages in rent.

(c) Alter locks and other security devices at the Leased Premises.

Exercise by Lessor of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Leased Premises by Lessee, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Lessor and Lessee.

In the event Lessor elects to terminate this Lease by reason of an event of default, then notwithstanding such termination, Lessee shall be liable for and shall pay to Lessor, at Houston, Harris County, Texas, the sum of all rent and other indebtedness accrued to the date of such termination, plus, as damages, an amount equal to the entire rental to become due hereunder for the balance of the term hereof (if there were no default) less the fair market rental value of the Leased Premises for the balance of the term hereof (as of the date of default), the rental to become due hereunder for the balance of the term and the fair market rental value of the Leased Premises for the balance of the term to be discounted to present value at the rate of six (6%) percent.

In the event that Lessor elects to repossess the Leased Premises without terminating this Lease, then Lessee shall be liable for and shall pay to Lessor at Houston, Harris County, Texas, all rent and other indebtedness accrued to the date of such repossession, and Lessor, its agent or attorney, may at its option (but without any obligation), relet the same for the remainder of the term at the best rent Lessor, its agent or attorney, may obtain, for the account of Lessee, who shall make good the deficiency. In no event shall Lessee be entitled to any excess of the rent obtained by reletting over and above the rent herein reserved. If Lessor fails or refuses to relet the Leased Premises after repossessing the Leased Premises without terminating this Lease, Lessee shall pay to Lessor as damages a sum or sums equal to (i) the amount of rental reserved under this Lease for the remainder of the term hereof as and when same become due under the terms hereof, (ii) the unpaid rent earned at the time of repossession, (iii) the costs incurred by Lessor in recovering the Leased Premises (including attorneys’ fees and court costs) and (iv) any costs incurred by Lessor in any attempt to relet the Leased Premises, together with interest on all of same from the date incurred until paid at the maximum rate allowed by law. Actions to collect amounts due by Lessee may be brought from time to time, on one or more occasions, without the necessity of Lessor’s waiting until expiration of the lease term.

In the event Lessor shall have taken possession of the Leased Premises under the provisions hereof, Lessor shall have the right to remove from the Leased Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any of the property which is on the Leased Premises and place same in storage at any location in the county in which the Leased Premises are located and in such event, Lessee shall be liable to Lessor for costs incurred by Lessor in connection with such removal and storage and shall hold Lessor harmless from all loss, damage, cost, expense and liability in connection with such removal and storage. Lessor shall also have the right to relinquish possession of all or any portion of such property to any person or entity claiming to be entitled to possession thereof who presents to Lessor a copy of any instrument represented to Lessor by such person or entity to have been executed by Lessee (or any predecessor or successor to Lessee) granting such person or entity the right to take possession of such property, without the necessity on the part of Lessor to inquire into the authenticity of the copy of said instrument or the signature of Lessee (or Lessee’s predecessor or successor) thereon. Lessor shall not be required to make any type of investigation or inquiry as to the validity of the actual or legal basis upon which such person or entity purports to act. Lessee agrees to indemnify and hold Lessor harmless from all costs, expenses, losses, damages and liabilities incident to Lessor’s relinquishment of possession of all or any portion of such property to such person or entity.

In the event of termination or repossession of the Leased Premises for an event of default, Lessor shall not have any obligation to relet or attempt to relet the Leased Premises, or any portion thereof, or to collect rental after reletting; but Lessor shall have the option to relet or attempt to relet; and in the event of reletting, Lessor may relet the whole or any portion of the Leased Premises for any period, to any tenant, and for any use and purpose.

7.3. LANDLORD’S LIEN: LESSEE HEREBY GRANTS TO LESSOR A LIEN AS SECURITY FOR THE PAYMENT OF RENT, DAMAGES AND ALL OTHER PAYMENTS AND OBLIGATIONS REQUIRED PURSUANT TO THE TERMS CONTAINED HEREIN UPON ALL GOODS, WARES, CHATTELS, IMPLEMENTS, FIXTURES, FURNITURE, TOOLS AND OTHER PERSONAL PROPERTY WHICH ARE OR MAY BE PUT ON, INSTALLED IN OR CONSTRUCTED UPON THE LEASED PREMISES, PROVIDED, HOWEVER, THAT THE LIEN AND SECURITY INTEREST HEREBY CREATED (INCLUDING LESSOR’S STATUTORY LIEN) ARE AND SHALL BE EXPRESSLY SUBORDINATE AND INFERIOR TO ANY PURCHASE MONEY AND/OR INVENTORY FINANCING AND THE LIENS AND SECURITY INTERESTS SECURING SAME HERETOFORE OR HEREAFTER ENTERED INTO BY LESSEE AND COVERING ANY OF THE PROPERTY WHICH IS OR MAY BE COVERED BY THE LIEN AND SECURITY INTEREST HEREBY CREATED, INCLUDING SPECIFICALLY, AND WITHOUT

LIMITATION, THE SECURITY INTEREST IN LESSEE’S INVENTORY GRANTED TO FIRST INTERSTATE BANK OF TEXAS, N.A. EXCEPT AS PROVIDED ABOVE. ALL LAWFUL EXEMPTIONS OF SUCH PROPERTY OR ANY PART OF IT ARE HEREBY WAIVED, AND SUCH LIEN SHALL BE IN ADDITION TO LESSOR’S STATUTORY LIEN. IF LESSEE ABANDONS OR VACATES ANY SUBSTANTIAL PORTION OF THE LEASED PREMISES OR IS IN DEFAULT UNDER ANY OF THE TERMS CONTAINED IN THIS LEASE, LESSOR MAY ENTER UPON THE LEASED PREMISES, BY PICKING OR CHANGING LOCKS IF NECESSARY, AND TAKE POSSESSION OF ALL OR ANY PART OF THE PROPERTY LOCATED ON THE LEASED PREMISES AND MAY SELL ALL OR ANY PART THEREOF AT A PUBLIC OR PRIVATE SALE, IN ONE OR SUCCESSIVE SALES, WITH OR WITHOUT NOTICE, TO THE HIGHEST BIDDER FOR COST, AND, ON BEHALF OF LESSOR, SELL AND CONVEY ALL OR PART OF SUCH PROPERTY TO THE HIGHEST BIDDER THEREFOR, DELIVERING TO THE HIGHEST BIDDER ALL OF LESSEE’S TITLE AND INTEREST TO SUCH PROPERTY SOLD TO HIM. THE PROCEEDS OF THE SALE OF SUCH PROPERTY SHALL BE APPLIED BY LESSOR TOWARD THE COSTS AND EXPENSES OF SUCH SALE, INCLUDING ATTORNEY’S FEES AND THEN TOWARD THE PAYMENT OF ALL SUMS DUE TO LESSOR UNDER THE TERMS OF THIS LEASE. THE PROCEEDS REMAINING FROM SUCH SALE OR SALES, IF ANY, SHALL BE PAID TO LESSEE OR ANY OTHER PARTY ENTITLED THERETO BY LAW. THE LEASE IS INTENDED AS AND CONSTITUTES A SECURITY AGREEMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE OF THIS STATE AND LESSOR, IN ADDITION TO THE RIGHTS SET FORTH HEREIN, SHALL HAVE ALL OF THE RIGHTS, TITLES, LIENS AND INTERESTS IN THE PROPERTY HEREIN DESCRIBED WHICH ARE GRANTED A SECURED PARTY, AS THE TERM IS DEFINED UNDER THE TEXAS UNIFORM COMMERCIAL CODE TO SECURE THE PAYMENT AND PERFORMANCE OF THE OBLIGATIONS CONTAINED IN THIS LEASE. AT LESSOR’S REQUEST, LESSEE SHALL EXECUTE AND DELIVER TO LESSOR A UNIFORM COMMERCIAL CODE FINANCING STATEMENT RELATING TO THE AFORESAID SECURITY INTEREST.

7.4. ATTORNEYS’ FEES: If, on account of breach or default by Lessee in the performance of any of Lessee’s obligations hereunder, it shall become necessary for Lessor to employ an attorney to enforce or defend any of Lessor’s rights or remedies hereunder, then and in the event Lessor shall prevail in any such action, any reasonable amounts incurred by Lessor as attorneys’ fees, court costs and expenses of litigation shall be paid by Lessee. Lessee shall also pay to Lessor all legal fees, charges and other costs incurred by Lessor in obtaining possession of the Leased Premises under any provision hereof.

VIII.

8.1. PERFORMANCE BY LESSOR: If Lessee shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Lessor may, but shall not be obligated to, and without notice or demand and without waiving or releasing Lessee from any obligation of Lessee under this Lease, make such payment or perform such other act to the extent Lessor may deem desirable, and in connection therewith to pay expenses and employ counsel. All sums so paid by Lessor and all expenses in connection therewith, together with interest thereon at the highest maximum rate permitted by law from the date of such payment, shall be deemed additional rent hereunder and be payable to Lessor on demand and at the time of any installment of rent thereafter becoming due, and Lessor shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of rent.

IX.

9.1. TAXES: Lessee shall pay, before they become delinquent, all ad valorem taxes and general or special assessments which accrue against the Leased Premises during the term of this Lease. Any payment of taxes and/or assessments by Lessee for the real estate tax year in which this Lease commences, or in which this Lease expires or terminates, shall be prorated between the parties such that Lessee shall be obligated to pay the portion of such taxes and/or assessments which are attributable to the portion of such real estate tax year included within the term of this Lease. Notwithstanding the foregoing, Lessee shall pay all such taxes for the year 1990 since Lessee has been in possession of the Leased Premises for all of 1990.

Lessee also agrees to pay all taxes and assessments of every kind or character levied, assessed or imposed upon or against any and all personal property of Lessee now or hereafter placed by Lessee, the successors and assigns of Lessee, in or upon the Leased Premises, and which are or may hereafter be placed in or upon the Leased Premises or any of the Improvements now or hereafter situated hereon.

If at any time during the term of this Lease, the present method of taxation shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on the Leased Premises shall be discontinued and as a substitute therefor, taxes, assessments, levies, impositions or charges shall be levied, assessed and/or imposed wholly or partially as a capital levy or otherwise on the rents received from the Leased Premises or on the rents payable hereunder, then such substitute taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed, shall be deemed to be included within all of the taxes and assessments and other charges agreed to be paid by Lessee under this paragraph 9.1 to the extent that such substitute tax is applicable to or in lieu of the taxes and assessments to be paid on the Leased Premises by Lessee hereunder and such substitute tax shall become the obligation of Lessee hereunder.

The provisions of this Lease shall never be construed as imposing any liability upon Lessee for the payment of any taxes, assessments or other charges imposed by City, County, State or Federal laws or ordinances or any other laws or ordinances, upon the income of Lessor, or upon the transfer or passing of any interest owned by Lessor in the Leased Premises, generally known as income, succession or transfer taxes, nor shall Lessee be obligated to pay any withholding, profit, or revenue tax or charge levied upon the rents payable to Lessor under the terms of this Lease. The payment of all such taxes, assessments and other charges referred to in this paragraph shall be the sole liability of Lessor.

All taxes and special assessments herein agreed to be paid by Lessee shall be paid thirty (30) days prior to the date that same become delinquent, and Lessee shall furnish to Lessor the original or a photostatic copy of the receipt or receipts evidencing such payment or payments within thirty (30) days after any such payment is made.

If Lessee shall fail to pay any of such taxes or assessments before the same become delinquent, or fails to notify Lessor of Lessee’s intention to contest the same prior to such delinquency or fails to pay same at least fifteen (15) days prior to the consummation of any foreclosure proceedings, Lessor may, at Lessor’s election, pay such taxes or assessments with any interest and penalties due thereon, and the amount so paid by Lessor shall constitute additional rent due from Lessee on demand, together with interest thereon at the highest maximum rate permitted by law from the date of such payment by Lessor until repaid by Lessee.

If Lessee in good faith desires to protest or contest the validity or amount of any such tax or assessment, Lessee shall notify Lessor in writing of its intention to do so not less than thirty (30) days prior to the date on which any such tax or assessment would become delinquent, and, thereupon Lessee may defer payment of any such tax or assessment so long as the validity or amount thereof shall be protested or contested by Lessee in good faith and by appropriate proceedings; it being understood that the entire expense of any such protest or contest by Lessee shall be borne solely by Lessee, which, likewise, shall be solely liable for all interest penalties, or other charges of any type imposed as a result of any such protest or contest. Further, Lessee shall promptly furnish Lessor with copies of all proceedings respecting such contest and if any foreclosure is begun and not stayed or enjoined by Lessee at least five (5) days prior to the consummation thereof, Lessee shall immediately pay all sums claimed to be due.

Notwithstanding anything herein to the contrary, in the event that Lessor is required to escrow taxes with Lessor’s mortgagee, then Lessee will pay to Lessor as additional rent, monthly or otherwise as required by such mortgagee, the taxes or assessments in the amount or amounts required by such mortgagee, whether or not Lessee shall desire to protest or contest the validity or amount of any such tax or assessment. In the event that Lessee shall prevail in any contest or protest of any such tax or assessment, Lessor shall pay to Lessee any excess of the amount paid by Lessee to Lessor over the amount finally adjudged or determined to be due. In the event that the amounts paid by Lessee to Lessor shall be insufficient to pay such taxes or assessments, Lessee shall pay the difference to Lessor upon written notice from Lessor.

9.2. CASUALTY INSURANCE: Lessee shall, at its sole cost and expense, maintain a policy or policies of insurance issued by and binding upon some solvent and reputable insurance company authorized to do business in Texas and acceptable to Lessor, insuring the Improvements against loss or damage by fire, explosion or other hazards and contingencies covered by the Texas Standard Form of fire, extended coverage and special extended coverage insurance policy which shall name Lessor and any designated mortgagee of Lessor as the sole insureds as their interests may appear. Such insurance shall also provide that no act or omission of Lessee shall affect the right of any insured to recover under the policy. Such policy or policies shall be in amounts sufficient to provide coverage for the full insurable replacement value of the Improvements and any replacements or substitutions therefor. The term “full insurable replacement value” shall mean actual replacement value and shall be confirmed from time to time at the request of Lessor, by one of the insurers or, at the option of Lessor, by an appraiser selected by Lessor. Lessee agrees to furnish Lessor and any mortgagees of which Lessee has notice with copies of all such policies, and to furnish and maintain with each of such parties, at all times, a certificate or certificates of the insurance carrier or carriers showing that such insurance is in full force and effect and certifying that same will not be cancelled without at least thirty (30) days’ advance written notice to each of such parties. Notwithstanding anything herein to the contrary, in the event that Lessor is required to escrow insurance premiums with Lessor’s mortgagee, then Lessee will pay to Lessor as additional rent, monthly or otherwise as required by such mortgagee, the insurance premiums in the amount or amounts required by such mortgagee. In the event that Lessor shall be entitled to and receive any refund of such insurance premiums from such mortgagee’s escrow account, Lessor will pay such refund to Lessee upon receipt by Lessor.

9.3. LIABILITY INSURANCE: Lessee agrees to obtain and maintain, at Lessee’s sole cost and expense, public liability and property damage insurance to protect both Lessor and Lessee against all loss or damage by the claims of all persons who may be in or upon the Leased Premises or appurtenances thereto by the invitation, consent or sufferance of Lessee. Such public liability insurance shall have minimum bodily injuries limit of $500,000.00 to each person and $1,000,000.00 for each accident and property damage limits of $250,000.00 for each accident with respect to any accident occurring on the Leased Premises or appurtenances thereto, and such public liability insurance shall also have combined single limit coverage of at least $1,000,000.00. Lessee shall furnish Lessor certificates of all such insurance issued by a reputable insurance company or companies acceptable to Lessor which shall be licensed to do business in the State of Texas. Such insurance shall name both Lessor and Lessee as insured and shall provide that same cannot be cancelled without first giving thirty (30) days’ written notice thereof to Lessor.

9.4. WAIVER OF SUBROGATION: Insofar as and to the extent that this paragraph may be effective without invalidating or making it impossible to secure insurance coverage as provided in this Lease from responsible insurance companies doing business in the State of Texas, Lessor and Lessee hereby expressly waive any cause of action or right of recovery which either may have hereafter against the other for any loss or damage to the Leased Premises or the equipment, fixtures, furniture, business records, inventory or any other personal property belonging to either, caused by fire, explosion or other risk covered by the Texas Standard Form of fire and extended coverage policy, and each party hereto shall obtain a waiver from any insurance carrier with which it carries fire insurance and/or extended coverage insurance covering the Leased Premises, or the contents thereof belonging to either, releasing its subrogation rights as against the other party.

9.5. RENTAL VALUE INSURANCE: Lessor shall have the right and option in his sole discretion throughout the term hereof to obtain rental value insurance covering losses of up to 100% of the rental income hereunder from perils required to be insured against hereunder by Lessee, in amounts equal to at least six (6) months of rental income under this Lease, such insurance to be obtained from such insurance company as Lessor shall select in its sole discretion and any such policy shall name Lessor and/or Lessor’s mortgagee as the insureds thereunder. Lessee agrees to pay directly to such insurer or, at Lessor’s option, to reimburse Lessor, the full amount of all premiums for such rental insurance, immediately upon presentation to Lessee of a bill or invoice for same.

X.

10.1. HOLDING OVER: It is agreed that any holding over by the Lessee of the Leased Premises after the expiration of this Lease by lapse of time or otherwise shall operate and be construed as a tenancy at will at a daily rental rate equal to two hundred (200%) percent of the rental provided for herein at the time of such expiration computed on a daily basis.

XI.

11.1. CONDEMNATION: If during the term hereof, all or substantially all of the Leased Premises shall be taken in any condemnation or eminent domain proceedings, this Lease shall thereupon terminate. In such event the obligation to pay rent and the Lessee’s right of possession hereunder shall terminate on the date of such taking. Any rent paid in advance shall be apportioned as of the date of such taking and Lessee’s portion thereof shall be refunded to Lessee.

If so much of the Improvements and/or land be taken so as to materially affect the operation of Lessee’s business from the Leased Premises either party hereto shall have the option to terminate this Lease as of the date of ouster by giving written notice of termination within fifteen (15) days after Lessee has been ousted from possession of such part, whereupon this Lease shall be of no further force or effect, and Lessor and Lessee shall be relieved of any obligations or liabilities hereunder as of said date of ouster. If this Lease is not terminated pursuant to the foregoing provisions, Lessor, at his own cost, risk, expense and liability and without cost to Lessee, shall promptly make such repairs and alterations as may be necessary to restore those portions of the Improvements not taken to complete Improvements suitable for the uses and purposes for which said Improvements and the Leased Premises are then being utilized by Lessee, provided, however, Lessor’s responsibility with respect to such repairs and alterations shall be limited to the amount of the damages for any such condemnation actually made available to Lessor and, except as provided below for the final five (5) years of the term of this Lease, Lessee shall be specifically obligated to pay to Lessor, on demand, any and all additional amounts reasonably required by Lessor, over and above the damages payable to Lessor for any such condemnation, to make such repairs and alterations. Additionally, in no event shall Lessor be required to repair or rebuild any property or improvements constructed by Lessee or belonging to Lessee on the Leased Premises. Notwithstanding the foregoing to the contrary, in the event that any portion of the Improvements shall be taken during the final five (5) years of the term of this Lease and the parties hereto are otherwise unable to terminate this Lease in accordance with the foregoing provisions, (i) Lessor shall have the right and option, in his sole discretion, to terminate this Lease if the estimated cost of repairs and alterations required herein shall exceed the sum of $10,000.00, and (ii) Lessee shall have the right and option, in its sole discretion, to terminate this Lease if (x) the estimated cost of repairs and alterations required herein, as reasonably determined by Lessor, exceeds the damages payable to Lessor for such condemnation by more than $10,000.00 and (y) Lessor does not agree to pay such excess. The options to terminate provided in the immediately preceding sentence shall be exercised by providing the non-exercising party with written notice of the exercising party’s election to terminate within thirty (30) days after Lessee has been ousted from possession of the affected portion of the Improvements, whereupon this Lease shall terminate effective on the date of such ouster. In the event this Lease is not terminated, the Lessee’s right of possession as to the portion so taken shall terminate on the date of such taking, and the rental payable hereunder shall be reduced by a just and proportionate amount to be agreed to by Lessor and Lessee, taking into consideration the amount of land and usable space in the Improvements remaining after any such taking; but if so much of the Leased Premises are taken as to render the Leased Premises untenantable or unsuitable for the purposes for which they are hereby leased, and neither party exercises its option to terminate this Lease as provided herein, all rental payments shall be abated until the date of completion by Lessor of such repairs and alterations.

All damages for any condemnation of all or any part of the Leased Premises, including, but not limited to, all damages as compensation for diminution in value of the leasehold, reversion and fee, shall belong to the Lessor without any deduction therefrom for any present or future estate of Lessee, and Lessee hereby assigns to Lessor its right, title and interest to any such award. Although all damages in the event of any condemnation are to belong to the Lessor, whether such damages are awarded as compensation for diminution in value of the leasehold, reversion or fee of the Leased Premises, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee’s own right on account of any and all damage to Lessee’s business by reason of the condemnation and for or on account of any cost or loss which Lessee might incur in removing Lessee’s merchandise, furniture, fixtures, leasehold improvements and equipment, provided, however, under no circumstances shall any such separate award reduce or adversely affect any award payable to Lessor.

XII.

12.1. WARRANTY OF POSSESSION: Lessor covenants and warrants that Lessee, subject to the terms hereof, on paying the rents herein provided for and performing all of its covenants and agreements herein contained, shall and may peaceably and quietly have, hold, occupy, use and enjoy and shall have the full, exclusive and unrestricted use and enjoyment of, all of the Leased Premises during the entire term hereof, for the uses set forth in paragraph 1.2 hereof.

XIII.

13.1. SURRENDER OF POSSESSION: Upon termination of this Agreement, Lessee shall surrender the Leased Premises in substantially as good condition as the same were when Lessee accepted possession thereof from Lessor, excepting only (1) actual wear and tear from the reasonable or anticipated use thereof, (2) deterioration or depreciation to or attributable to the elements or to lapse of time or (3) the destruction of or damage to the Leased Premises, in whole or in part, or to any extent by fire, flood, storm, explosion, acts of God, acts of public enemy or any other event not within Lessee’s reasonable control and not caused by Lessee’s negligence.

XIV.

14.1. TRANSFER BY LESSOR: Lessor shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder in the Leased Premises, including this Lease and thereupon Lessor shall be automatically freed and relieved of any and all liability of any type for the performance of any acts or any damages accruing subsequent to the date of such assignment, it being intended that the covenants and liability of Lessor hereunder, if any, shall be binding upon Lessor, its successors and assigns, only during and in respect of their respective periods of ownership.

XV.

15.1. EXPENSES AND PERFORMANCE: Irrespective of whether or not expressly so stated, all of the duties, covenants, obligations and agreements of each party hereto, respectively, and all acts and things done or provided to be done by each party hereto, respectively, shall be fully and punctually kept, performed and complied with by such party at such party’s sole risk, cost. expense and liability and without cost, risk, expense or liability to or on the part of the other party.

XVI.

16.1. RELIEF BY TERMINATION: No termination of this Lease, regardless of how such termination may be brought about or occur, by or insofar as it relates to or affects any party hereto, shall relieve any party hereto of any duties, obligations or liabilities which shall theretofore have accrued or become payable or performable by such party.

XVII.

17.1. NOTICE: Any notice, communication, request, reply or advice (hereinafter severally and collectively, for convenience, called “notice”) in this instrument provided or permitted to be given, made or accepted by either party to the other must be in writing and may, unless otherwise in this instrument expressly provided, be given or be served by depositing the same in the United States Mail, postpaid and in registered or certified form and addressed to the party to be notified, with return receipt requested. Notice given in such a manner shall be deemed to be effective when deposited in the United States Mail. Notice given in any other manner shall be effective only if and when received by the party to be notified. For purposes of notice the addresses of the parties shall, until changed as hereinafter provided, be as follows:

If to Lessor, to:	DANIEL CHILDRENS 1991 TRUST 1501 Seamist Houston, Texas 77008

LUCY HUGHES ABELL 1991 TRUST SAM HOUSTON ABELL 1991 TRUST 1501 Seamist Houston, Texas 77008

JBG CHILDRENS 1991 TRUST 1501 Seamist Houston, Texas 77008

HUTTON GREGORY GOODMAN 1990 TRUST, HANNAH JANE GOODMAN 1990 TRUST, MARY JANE GOODMAN 1990 TRUST and HAROLD VITERBO GOODMAN, II 1990 TRUST 1501 Seamist Houston, Texas 77008

If to Lessee, to:	GOODMAN MANUFACTURING COMPANY, L.P. 1501 Seamist Houston, Texas 77008 Attention: Thomas O. Burkett

However, the parties hereto and their respective heirs, successors, legal representatives and assigns shall have the right from time to time and at any time to change their respective addresses, and each shall have the right to specify as its address any other address, by at least ten (10) days’ written notice to the other party; provided, however, if at any one time more than one person or party owns an interest in the Leased Premises, nevertheless, such persons or parties may not designate more than one place and address to receive notices pursuant to the terms hereof.

XVIII.

18.1. ENTIRE CONTRACT: This Lease Agreement embodies the entire contract between the parties hereto relative to the subject matter hereof. No variations, modifications or changes herein or hereof shall be binding upon any party hereto unless executed by him or by it or by a duly authorized officer or a duly authorized agent of the particular party. No waiver or waivers of any breach or default or breaches or defaults by either party of any term, condition or liability or of performance by the other party of any duty or obligation hereunder, including without limitation, the acceptance by Lessor of payment by Lessee of any rentals at any time or in any manner other than as herein provided, shall be deemed a waiver thereof or of any thereof in the future, nor shall any such waiver or waivers be deemed or construed to be a waiver or waivers of subsequent breaches or defaults of any kind, character or description under any circumstances.

18.2. PERSONAL PRONOUNS: All personal pronouns used in this Lease Agreement shall include the other genders whether used in the masculine or feminine or neuter gender and the singular shall include the plural whenever and as often as may be appropriate.

18.3. CAPTIONS OR HEADINGS: The marginal captions, notes or titles appearing in this Lease Agreement are inserted and included solely for convenience and shall never be considered or given any effect in construing this Lease Agreement, or any provision, or provisions hereof, or in connection with the duties, obligations or liabilities of the respective parties hereto or in ascertaining intent, if any question of intent should arise.

18.4. REAL RIGHT AND COVENANT: This Lease Agreement shall constitute a real right and covenant running with the Leased Premises, and this Lease and all of its terms and provisions shall be binding upon the successors, assigns and legal representatives of Lessee; and whenever in this Lease a reference to either of the parties hereto is made, such reference shall be deemed to include, wherever applicable, a reference to the heirs, executors, administrators, successors and assigns of said parties, subject, however, to the provisions of Article V hereof.

18.5. NO AGENCY: It is not the intention of the parties hereto to create under any circumstances, a partnership, a relationship of master-servant or principal-agent. The rights, duties, obligations and liabilities of Lessor and Lessee are separate and not joint or collective, and nothing herein shall ever be construed to create a partnership or relationship of master-servant or principal-agent under the laws of the State of Texas. Lessor does not consent to the imposition of any mechanic’s or materialmen’s lien against the Leased Premises.

18.6. FORCE MAJEURE: It is understood and agreed by Lessee that Lessor shall not be liable in damages to Lessee in the event Lessor is delayed or prevented from performing any of its obligations hereunder due to Force Majeure, which as used herein shall mean acts of God, strikes, lockouts or other industrial disturbances, explosions and any other causes, whether of the kind herein enumerated or otherwise, not reasonably within the control of the party claiming suspension and which by the exercise of due diligence such party is unable wholly or in part, to prevent or overcome.

18.7. SEVERABILITY: Should any portion of this Lease Agreement be found invalid for any reason the remainder of this Lease Agreement shall remain in full force and effect.

18.8. NO MERGER: Except upon expiration of the term of this Lease or upon termination of this Lease pursuant to an express right to do so set forth herein, there shall be no merger of this Lease nor of the leasehold estate created by this Lease with the fee estate in the Leased Premises of any part thereof by reason of the fact that the same person may acquire or own or hold, directly or indirectly, (a) this Lease or the leasehold estate created by this Lease or any interest in the Lease or in any such leasehold estate (including the Improvements) and (b) the fee estate in the Leased Premises or any part thereof or any interest in such fee estate (including Improvements) unless and until all persons, including any assignee or mortgagee of Lessor, having any interest in (i) this Lease or the leasehold estate created by this Lease, and (ii) the fee estate in the Leased Premises or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same.

XIX.

19.1. SUBORDINATION AND ATTORNMENT: Subject to and expressly conditioned upon the execution and delivery by any mortgagee and/or beneficiary of any mortgage or deed of trust covering the Leased Premises (hereinafter referred to as “Mortgagee”) to Lessee of a non-disturbance and attornment agreement in the form described below, Lessee accepts this Lease subject and subordinate to any such mortgage or deed of trust which may now or hereafter encumber all or any portion of the Leased Premises and to all renewals, modifications, consolidations, replacements and extensions thereof. In the event that any such Mortgagee fails or refuses to deliver such non-disturbance and attornment agreement to Lessee then this Lease shall be and remain prior and superior to such mortgage or deed of trust until such time as such Mortgagee executes and delivers to Lessee a non-disturbance and attornment agreement in the form provided for herein. Subject to and strictly conditioned upon the execution and delivery to Lessee of such non-disturbance and attornment agreement as aforesaid, Lessee agrees, at Lessor’s request, to execute and return to Lessor an appropriate certificate or instrument evidencing and confirming such subordination within five (5) business days after receipt of same from Lessor. The above described nondisturbance and attornment agreement shall be in form and content reasonably acceptable to Mortgagee and Lessee and shall provide that in the event of the enforcement by the trustee or the beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Lessee will attorn to and become the tenant of any person or party succeeding to the interest of Lessor as a result of such enforcement without change in the terms or provisions of this Lease and shall additionally provide that such successor in interest shall not under any circumstances disturb Lessee’s possession of the Leased Premises under this Lease so long as Lessee performs its obligations hereunder. Such non-disturbance and attornment agreement may further provide that in the event of any default” by Lessor in the performance of its covenants or obligations hereunder which would give Lessee the right to terminate this Lease, Lessee shall not exercise such right unless and until (i) Lessee gives written notice of such default to the Mortgagee (provided that Mortgagee has notified Lessee in writing of the address to which notices are to be sent), and (ii) Mortgagee fails to cure or cause to be cured such default within thirty (30) days from the giving of such notice by Lessee, provided that if such default cannot be cured within thirty (30) days, then Lessee shall not exercise the right to terminate this Lease unless the Mortgagee fails to commence the cure within such thirty (30) day period or thereafter fails to proceed with due diligence to cure such default, provided that in no event shall the period to cure such default be extended for more than one (1) year after the date of notice to the Mortgagee of such default.

19.2. ESTOPPEL CERTIFICATES: Within fifteen (15) days after Lessor’s request, Lessee agrees to execute an estoppel certificate or other agreement certifying to Lessor and/or any assignee of Lessor or mortgagee of Lessor such facts and agreeing to such reasonable notice provisions and other matters as Lessor or such assignee or mortgagee of Lessor may request subject, however, to the non-disturbance rights of Lessee set forth in paragraph 19.1 hereof.

19.3. LIMITATION OF LESSOR’S PERSONAL LIABILITY: Lessee specifically agrees to look solely to Lessor’s interest in the Leased Premises for the recovery of any judgment from Lessor in connection with this Lease Agreement, it being agreed that Lessor shall never be personally liable for any such judgment. The foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or Lessor’s heirs and assigns, or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Lessor.

19.4. MECHANIC’S LIENS: Lessee shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the Leased Premises and/or the interest of Lessor in the Leased Premises for any claim in favor of any person dealing with Lessee and/or the Leased Premises, including, without limitation, those who may furnish materials or perform labor for any construction or repairs on or about the Leased Premises. Lessee covenants and agrees that it will pay or cause to be paid all sums which may become due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Leased Premises and further agrees that it will cause any lien or encumbrance which may be filed against the Leased Premises as a result of Lessee’s failure to pay any such sums to be immediately discharged and/or shall cause a statutory lien bond, satisfactory to Lessor in all respects, to be issued which will have the effect of completely insulating the Leased Premises from any liability or obligations arising in connection with any such lien or encumbrance.

19.5. COMMISSION: Each party hereto represents and warrants to the other that such party has not dealt with any broker or agent in connection with this Lease and each party does hereby agree to indemnify and hold the other harmless from and against any commission, broker’s or finder’s fee or other such expense or claim.

EXECUTED AND DELIVERED effective as of December 1, 1994.

LESSOR:

DANIEL CHILDRENS 1991 TRUST

By:	/s/ JOHN B. GOODMAN
JOHN B. GOODMAN, TRUSTEE

LUCY HUGHES ABELL 1991 TRUST and SAM HOUSTON ABELL 1991 TRUST

By:	/s/ MEG G. DANIEL
MEG G. DANIEL, TRUSTEE

JBG CHILDRENS 1991 TRUST

By:	/s/ BETSY G. ABELL
BETSY G. ABELL, TRUSTEE

HUTTON GREGORY GOODMAN 1990 TRUST, HANNAH JANE GOODMAN 1990 TRUST, MARY JANE GOODMAN 1990 TRUST and HAROLD VITERBO GOODMAN, IT 1990 TRUST

By:	/s/ JOHN B. GOODMAN
JOHN B. GOODMAN, TRUSTEE

LESSEE :

GOODMAN MANUFACTURING COMPANY, L.P.,

By:	GOODMAN HOLDING COMPANY, a Texas Corporation, General Partner

	By:	/s/ Thomas O. Burkett
Thomas O. Burkett, Vice-President

2801 North Loop West

EXHIBIT A

TRACT ONE

Being 2.2847 acres of land, more or less, out of that certain 12.862 acre tract of land conveyed to Piney Point Golf Center, Inc. by A. B. Hamil, December 30, 1967, recorded in Volume 7039, Page 359 of the Deed Records of Harris County, Texas, and being more particularly described by metes and bounds as follows:

Commencing at an iron rod marking the most westerly corner of Lot 36, Block 10, Lazybrook Section Eight, an addition to the City of Houston in Harris County, Texas, according to a plat threreof recorded in Volume 145, at Page 56 of the Harris County Map Records;

Thence South 000 00’ 30” East, 60.13 feet along the west line of said Lot 36 and the east line of said 12.862 acre tract to a 5/8-inch iron rod for the place of beginning;

Thence continuing South 000 00’ 30” East; 200.00 feet along the west line of said Lazybrook Section 8 and the east line of said 12.862 acre tract to a 5/8-inch iron rod for the southeast corner of said 12.862 acre tract;

Thence South 890 59’ 56” West, 577.86 feet along the south line of said 12.862 acre tract to a 5/8-inch iron rod marking its point of intersection with the southeast line of Interstate Highway 610 – North, 350 foot right-of-way;

Thence North 380 44’ 18” East, 256.41 feet along the southeast right-of-way line of said 610 – North and the northwest line of said 12.862 acre tract to a 5/8-inch iron rod for corner;

Thence North 890 59’ 56” East, 417.37 feet to the place of beginning.

The above described tract contains 2.2847 acres of land, more or less.

2801 North Loop West

TRACT TWO

The South 0.5428 acres which is 23,645 square feet of Tract Two of the 610 Subdivision in Henry Reinerman Survey, Abstract 644, in the City of Houston, Harris County, Texas according to the map thereof recorded in Volume 161, Page 46, of the Map Records of Harris County, Texas and described as follows:

Beginning at the Southwest corner of Tract Two of 610 Subdivision a plat thereof recorded in Volume 161, Page 46, of the Map Records of Harris County, Texas, said point of beginning being located in the southeasterly line of 610 North Loop Freeway 350 foot right-of-way;

Thence North 38° 44’ 18” East, 77.09 feet along the southeasterly line of 610 North Loop Freeway and the northwesterly line of Tract Two to a point for corner;

Thence North 89° 59’ 56” East, 368.12 feet to a point for corner at an easterly corner of the said Tract Two;

Thence South 00° 00’ 30” East, 80.13 feet along the easterly line of Tract Two to the most southerly southeast corner of Tract Two;

Thence South 89° 59’ 56” West, 471.37 feet along the south line of Tract Two and the north line of Tract One to the Point of Beginning.

hereinafter collectively called the or said “leased premises”.